U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.

                               FORM 8-K/A

                             CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 Date of Report (Earliest Event reported): May 5, 2000

                       e Personnel Management.com
                       (formerly DEFINITION, LTD.)
           (Exact Name of Registrant as Specified in its Charter)

 Nevada		                       		0-20598		               	75-2293489
(State of Incorporation)		(Commission File Number)	       (IRS Employer
	                                    							              Identification Number)

                          120 St. Croix Avenue
                         Cocoa Beach, FL 32931
              (Address of Principal/Executive Offices)

                             321-799-3842
         (Registrant's telephone number including area code)


ITEM 1.  Changes in Control of Registrant
None

ITEM 2.  Acquisition or Disposition of Assets
None

ITEM 3.  Bankruptcy or Receivership
None

ITEM 4.  Changes in Registrant's Certifying Accountant
None

ITEM 5.  Other Events
On May 5, 2000, the Company filed amended articles of incorporation in the
State of Nevada to change its name to:   e Personnel Management.com

ITEM 6.  Resignations of Registrant's Directors
None

ITEM 7.  Financial Statements and Exhibits
None

ITEM 8.  Change in Fiscal Year
None

ITEM 9.  Sale of Equity Securitites Pursuant to Regulation S.
None

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   	May 11, 2000		 		               	e Personnel Management.com
                                           (formerly Definition, Ltd.)
                                   								/s/  Donna Anderson
    	                               							President